UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2007

TWL Corporation

(Exact name of registrant as specified in its charter)

Utah	0-8924	73-0981865
(State or other jurisdictionof incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4101 International Parkway	75007
Carrollton, Texas
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 309-4000

Not Applicable

Former name or former address, if changed since last report

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 11, 2007, the executive officers (the “Management”) of TWL Corporation (the “Company”) after completing discussions with KBA Group LLP, its independent registered public accountants (“KBA”), concluded that the Company’s previously issued financial statements for the fiscal year ended June 30, 2006, and interim quarterly periods for the nine months ended March 31, 2006, three months ended September 30, 2006 and six months ended December 31, 2006, which had been filed by the Company with the Securities and Exchange Commission (the “SEC”) on Form 10-KSB on November 13, 2006 and Form 10-QSB on May 23, 2006, November 20, 2006, and February 14, 2007, respectively (collectively, the “Reports”), should no longer be relied upon because of  classifications in such financial statements relating to the treatment of certain long term liabilities which should have been recorded as current liabilities, the accounting for warrants issued with debt instruments and the accounting for contingently redeemable stock as more fully explained below.

The Company has determined that it will need to amend its Reports in order to amend the financial statements included therein because of an incorrect classification of convertible notes payable issued by the Company on March 31, 2006 as a long-term liability. The convertible notes payable should have been properly recorded as a current liability. The impact on the financial statements filed by the Company in its Quarterly Report on Form 10-QSB for the nine months ended March 31, 2006 (“March 31, 2006 10-QSB”), Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 (“June 30, 2006 10-KSB”), Quarterly Report on Form 10-QSB for the three months ended September 30, 2006 (“September 30, 2006 10-QSB”), and Quarterly Report on Form 10-QSB for the six months ended December 31, 2006 (“December 31, 2006 10-QSB”), is a reclassification of $4,500,000 in convertible notes payable from long-term to current liabilities. Additionally, certain warrants issued in connection with the $4,500,000 in convertible notes were previously accounted for as derivative instruments.  Additionally, the impact to the June 30, 2006 10-KSB is the removal of a $373,936 derivative warrant liability and the reversal of a $373,936 gain recognized on forfeiture of warrants.  The impact to the September 30, 2006 10-QSB, and December 31, 2006 10-QSB is the reversal of a $373,936 gain recognized on forfeiture of warrants.  The accounting for these warrants will be revised to be accounted for as a discount on convertible notes payable in the amount of $774,834, and will be reflected as interest expense in the amended June 30, 2006 10-KSB. Additionally, the Company revised its accounting for contingently redeemable stock issued in connection with an acquisition. The impact to March 31, 2006 10-QSB will be the reversal of $2,210,000 gain recognized due to non-conversion of contingently redeemable stock.

The Company is currently reviewing and discussing these adjustments and restatement with its current and prior independent registered public accounting firms.

In light of the foregoing the Company’s Chief Financial Officer discussed this matter with KBA and the Company is currently reviewing the Reports and intends to amend the Reports as appropriate. The amended Reports are expected to be filed sometime in September 2007.

Item 9.01 Financial Statements and Exhibits.

(d)	Index of Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWL Corporation

August 9, 2007	By:	/s/ Patrick Quinn
Name: Patrick Quinn
Title: Chief Financial Officer